SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
 ________________________________
 FORM 8-K
________________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):    June 19, 2020 (June 18, 2020)

AARON’S, INC.
(Exact name of Registrant as Specified in Charter)

Georgia	1-13941	58-0687630
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Galleria Parkway SE	Suite 300	Atlanta	Georgia	30339-3182
(Address of principal executive offices)				(Zip Code)
Registrant’s telephone number, including area code: (678) 402-3000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.50 Par Value	AAN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
On June 18, 2020, Aaron's Inc. (the "Company") held its 2020 annual meeting of shareholders (the “Annual Meeting”) in Atlanta, Georgia. As of May 4, 2020, the record date for the Annual Meeting, there were 67,571,588 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. A total of 63,791,811 shares of the Company’s common stock were represented at the Annual Meeting in person or by proxy, which was 94% of the aggregate number of shares of common stock entitled to vote at the Annual Meeting. At the Annual Meeting, the Company’s shareholders took the actions listed below and elected each of the director nominees to serve as directors until the expiration of such director’s term at the Company’s 2021 annual meeting of shareholders and until such director’s successor is duly elected and qualified, or until such director’s earlier resignation, removal from office or death, having cast the following votes:

Proposal 1 – Election of directors

	For	Against	Abstain	Non-Votes
Kelly H. Barrett	60,084,668	45,407	63,011	3,598,725
Kathy T. Betty	59,600,824	529,865	62,397	3,598,725
Douglas C. Curling	59,472,407	657,195	63,484	3,598,725
Cynthia N. Day	55,014,443	5,115,950	62,693	3,598,725
Curtis L. Doman	59,388,150	742,349	62,587	3,598,725
Walter G. Ehmer	60,081,142	46,541	65,403	3,598,725
Hubert L. Harris, Jr.	59,921,679	206,306	65,101	3,598,725
John W. Robinson III	60,081,322	48,251	63,513	3,598,725
Ray M. Robinson	51,440,581	8,674,201	78,304	3,598,725

Proposal 2 – Approval of a non-binding resolution to approve the Company’s executive compensation

For	Against	Abstain	Non-Votes
58,584,257	1,416,641	192,188	3,598,725

Proposal 3 – Ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for 2020

For	Against	Abstain	Non-Votes
60,605,599	3,130,775	55,437	—

Proposal 4 – Approval of effecting a holding company formation and, in connection therewith, approving an Agreement and Plan of Merger, by and among Aaron's Inc., Aaron's Holdings Company, Inc. and Aaron's Merger Sub, Inc.

For	Against	Abstain	Non-Votes
60,124,270	33,542	35,274	3,598,725

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AARON’S, INC.
	By:	/s/ Steven A. Michaels
Date: June 19, 2020		Steven A. Michaels Chief Financial Officer, President of Strategic Operations